                              P R O S P E C T U S

                                 JULY 10, 2000
            AS SUPPLEMENTED ON OCTOBER 3, 2000 AND NOVEMBER 1, 2000
 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios.
       Each of the Fund's Portfolios has its own investment objective and policies, and is the
       equivalent of a separate mutual fund. The Portfolios described in this Prospectus:
                  Are generally available only to 401(k) plans
                       or other similar retirement plans.
                   Do not charge sales commissions or loads.
                           Are designed for long-term
                                   investors.

                 PORTFOLIOS FOR INVESTORS SEEKING TO INVEST IN:

                           DOMESTIC EQUITY SECURITIES

      U.S. Large Company Portfolio K   U.S. 4-10 Value Portfolio K
      U.S. Large Cap Value Portfolio   U.S. 6-10 Small Company
      K                                Portfolio K

                        INTERNATIONAL EQUITY SECURITIES

      DFA International Value          Emerging Markets Portfolio K
      Portfolio K

                            FIXED INCOME SECURITIES

      DFA One-Year Fixed Income        DFA Two-Year Global Fixed
      Portfolio K                      Income Portfolio K

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                PAGE
RISK/RETURN SUMMARY.........................................         1

  HIGHLIGHTS ABOUT ALL THE PORTFOLIOS.......................         1
  MANAGEMENT................................................         1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............         2
  OTHER RISKS...............................................         5
  RISK AND RETURN BAR CHARTS AND TABLES.....................         5

FEES AND EXPENSES...........................................        10

SECURITIES LENDING REVENUE..................................        11

HIGHLIGHTS..................................................        11

U.S. LARGE COMPANY PORTFOLIO K..............................        12

STANDARD & POORS--INFORMATION AND DISCLAIMERS...............        13

U.S. VALUE PORTFOLIOS.......................................        13

U.S. 6-10 SMALL COMPANY PORTFOLIO K.........................        14

DFA INTERNATIONAL VALUE PORTFOLIO K.........................        15

EMERGING MARKETS PORTFOLIO K................................        16

FIXED INCOME PORTFOLIOS.....................................        18

PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS...................        21

SECURITIES LOANS............................................        21

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............        22

MANAGEMENT OF THE FUNDS.....................................        22

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............        23

ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS.........        24

PURCHASE OF SHARES..........................................        24

VALUATION OF SHARES.........................................        26

EXCHANGE OF SHARES..........................................        28

REDEMPTION OF SHARES........................................        28

THE MASTER-FEEDER STRUCTURE.................................        29

SERVICE PROVIDERS...........................................        31

RISK/RETURN SUMMARY

HIGHLIGHTS ABOUT ALL THE PORTFOLIOS
---------------------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. As a result, a Feeder Portfolio might encounter operational or other complications. While this structure is designed to reduce costs, it may not do so.

A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT: Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each Master Fund. (A Feeder Portfolio does not need an investment manager.)

INVESTMENT APPROACH -- DOMESTIC AND INTERNATIONAL
--------------------------------------------------
EQUITY PORTFOLIOS
----------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks in general) selection, not individual stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

U.S. Large Company Portfolio K buys a Master Fund that is managed differently. Because this Master Fund is an index fund, its only criteria for holding a stock is whether the stock is in the S&P 500-Registered Trademark- Index.

The Master Funds in which the U.S. Large Cap Value Portfolio K, U.S. 4-10 Value Portfolio K and U.S. 6-10 Small Company Portfolio K invest use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally, considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.

The U.S. Large Cap Value Portfolio K's Master Fund buys stocks with market caps in the range defined by stocks in NYSE deciles 1 through 5. Similarly, U.S. 4-10 Value Portfolio K's Master Fund buys stocks with market caps in the range defined by stocks in NYSE deciles 4 through 10, and U.S. 6-10 Small Company Portfolio K's Master Fund buys stocks with market caps in the range defined by stocks in NYSE deciles 6 through 10.

INVESTMENT APPROACH -- FIXED INCOME PORTFOLIOS
----------------------------------------------

Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

MARKET RISK:
-----------

Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, to rise or fall. Fixed income Master Funds are particularly sensitive to changing interest rates.

DOMESTIC EQUITY PORTFOLIOS:

U.S. LARGE COMPANY PORTFOLIO K
----------------------------

- INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500-Registered Trademark- Index.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500-Registered Trademark- Index stocks in about the same proportions as they are found in the S&P 500-Registered Trademark- Index.

ABOUT THE S&P 500-REGISTERED TRADEMARK- INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

THE U.S. VALUE PORTFOLIOS
----------------------

U.S. LARGE CAP VALUE PORTFOLIO K
U.S. 4-10 VALUE PORTFOLIO K

-  INVESTMENT OBJECTIVE(S): Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of U.S. companies on a market capitalization weighted basis.

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio K -- Large capitalization stocks.

   - U.S. 4-10 Value Portfolio K -- Mid and small capitalization issues.

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends and book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

MARKET RISK: Although securities of larger firms fluctuate relatively less, economic, political and issuer specific events will cause the value of all securities to fluctuate.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

U.S. 6-10 SMALL COMPANY PORTFOLIO K
--------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases small and very small company stocks using a market cap weighted approach.

RISK OF VERY SMALL COMPANIES: Securities of very small firms are often less liquid than those of larger companies. As a result, the stocks of very small companies may fluctuate more in price than the stocks of larger companies.

INTERNATIONAL EQUITY PORTFOLIOS:

DFA INTERNATIONAL VALUE PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of large non-U.S. companies on a market capitalization weighted basis in each country in which the Master Fund invests.

Most Portfolios and Master Funds do not hedge their foreign currency risks.

EMERGING MARKETS PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys stocks of larger emerging market companies.

EMERGING MARKETS are countries with less developed economies not yet at the level of the world's mature economies.

FOREIGN SECURITIES AND CURRENCIES RISK -- DFA INTERNATIONAL VALUE AND EMERGING MARKETS PORTFOLIOS: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.

EMERGING MARKETS RISK -- EMERGING MARKETS PORTFOLIO K: Risks generally associated with foreign securities and currencies may be greater in emerging market countries than other foreign countries. Numerous emerging market countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw their assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

FIXED INCOME PORTFOLIOS:

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of one year or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that generally invests in high quality obligations maturing in one year or less. The Master Fund may, however, take a large position in higher yielding securities maturing within two years. It also intends to concentrate its investments in the banking industry if particular conditions occur.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income instruments maturing in two years or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys debt instruments with maturities of two years or less. Issuers may include the U.S. and other national governments, supranational organizations (e.g., the World Bank) and domestic and foreign corporations. The Master Fund hedges all foreign currency risks. It also intends to concentrate its investments in the banking industry if particular conditions occur.

RISKS OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K to changes in performance of the banking industry generally. For example, a change in the market's perception of the riskiness of banks compared to non-banks would cause the Portfolios' values to fluctuate. Additional risks of concentrating in the banking industry include changes in general market and economic conditions (for example, increases in interest rates may have a negative impact on banking industry profitablility), industry consolidation, and changing regulatory requirements.

OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose values are derived from those of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). DFA Two-Year Global Fixed Income Portfolio K's Master Fund uses foreign currency contracts to hedge foreign currency risks. The International Equity Portfolios' Master Funds may also hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.

SECURITIES LENDING:
----------------

The Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------

The Bar Charts and Tables below illustrate the variability of each Master Fund's returns, and are meant to provide some indication of the risks of investing in the Portfolios. Because the Portfolios are new, the returns shown in the Bar Charts and Tables are for the corresponding Master Funds and have been adjusted to reflect the anticipated expenses of the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year, 5 year, and 10 year (or since inception if shorter) returns compare with those of broad measures of market performance. Past performance is not an indication of future results. Reimbursement fees applicable to purchases of shares in the Emerging Markets Portfolio K are not reflected in the Bar Chart. If these fees were reflected, your returns in the Emerging Markets Portfolio K would be less than those shown in the Bar Chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE COMPANY PORTFOLIO K

TOTAL RETURNS (%)*
1991                29.68
1992                 6.97
1993                 9.52
1994                 1.06
1995                36.53
1996                22.11
1997                32.40
1998                27.98
1999                20.12

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -1.01%.

JANUARY 1991-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
21.26 (10/98-12/98)     -10.06 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999   ONE   FIVE   SINCE 1/91
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
U.S. Large Company Portfolio      20.12  27.68      20.13
S&P 500 Index                     21.03  28.55      20.85

U.S. LARGE CAP VALUE PORTFOLIO K

TOTAL RETURNS (%)*
1994                -4.88
1995                37.86
1996                19.71
1997                27.58
1998                11.47
1999                 4.32

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -7.89%.

     JANUARY 1994-JUNE 2000
        HIGHEST QUARTER             LOWEST QUARTER
16.65 (10/98-12/98)               -17.18 (7/98-9/98)
Periods ending December 31, 1999
                                                 One   Five  Since 4/93
Annualized Returns (%)                          Year  Years   Inception
U.S. Large Cap Portfolio                        4.32  19.61       14.57
Russell 1000 Value Index                        7.35  23.08       17.57

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. 6-10 SMALL COMPANY PORTFOLIO K

TOTAL RETURNS (%)*
1993                13.17
1994                -1.82
1995                29.52
1996                17.05
1997                23.55
1998                -6.09
1999                24.70

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 6.97%.

JANUARY 1993-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
19.82 (4/99-6/99)       -22.22 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999    ONE   FIVE   SINCE 4/92
     ANNUALIZED RETURNS (%)        YEAR   YEARS  INCEPTION
U.S. 6-10 Small Company Portfolio  24.70  17.01      13.62
Russell 2000 Index                 21.26  16.70      14.12

U.S. 4-10 VALUE PORTFOLIO K

TOTAL RETURNS (%)*
1999                5.82

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -3.57%.

     JANUARY 1999-JUNE 2000
        HIGHEST QUARTER             LOWEST QUARTER
23.96 (4/99-6/99)                 -22.34 (7/98-9/98)
Periods ending December 31, 1999
                                                 One  Since 3/98
Annualized Returns (%)                          Year   Inception
U.S. 4-10 Value Portfolio                       5.82       -4.99
Russell 2000 Value Index                       -1.49       -6.44

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO K

TOTAL RETURNS (%)*
1995                11.07
1996                 7.32
1997                -3.59
1998                14.31
1999                15.72

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 0.51%.

JANUARY 1995-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
17.78 (1/98-3/98)       -17.00 (7/98-9/98)

PERIODS ENDING DECEMBER 31, 1999
     ANNUALIZED RETURNS (%)        ONE YEAR  FIVE YEARS  SINCE 3/94 INCEPTION
DFA International Value Portfolio     15.72        8.74                  7.65
MSCI EAFE Index (net dividends)       26.91       12.82                 10.83

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)*
1990                8.44
1991                8.08
1992                4.56
1993                3.78
1994                1.85
1995                7.32
1996                5.15
1997                5.37
1998                5.05
1999                3.97

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 2.54%.

      JANUARY 1990-JUNE 2000
          HIGHEST QUARTER             LOWEST QUARTER
2.37 (1/95-3/95)                     0.11 (1/94-3/94)
Periods ending December 31, 1999
Annualized Returns (%)                       One Year  Five Years  Ten Years
DFA One-Year Fixed Income Portfolio              3.97        5.37       5.34
Merrill Lynch U.S. Corporate &
Government 1-3 Years Index                       3.26        6.58       6.68
Three-Month U.S. Treasury Bills                  4.83        5.35       5.29

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EMERGING MARKETS PORTFOLIO K

TOTAL RETURNS (%)*
1995                  2.05
1996                 10.84
1997                -19.45
1998                -10.03
1999                 70.51

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -13.46%.

JANUARY 1995-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
31.39 (10/98-12/98)     -22.14 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999   ONE   FIVE   SINCE 5/94
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
Emerging Markets Portfolio        69.64   6.81       6.96
MSCI Emerging Markets Free Index  63.69  -0.14       0.39

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)*
1997                5.31
1998                5.86
1999                3.95

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 2.27%.

     JANUARY 1997-JUNE 2000
        HIGHEST QUARTER            LOWEST QUARTER
1.87 (4/97-6/97)                  0.84 (4/99-6/99)
Periods ending December 31, 1999
Annualized Returns (%)                    One Year  Since 3/96 Inception
DFA Two-Year Global
Fixed Income Portfolio                        3.95                  5.48
Merrill Lynch 1-3 Years
Government Index                              3.08                  5.54

                               FEES AND EXPENSES

    This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

REIMBURSEMENT FEES (AS PERCENTAGE OF OFFERING PRICE)(1)

Emerging Markets Portfolio K ........................................  0.50%

------------------------

 (1) Reimbursement fees are charged to purchasers of shares and paid to the Emerging Markets Portfolio K, except in the case of certain purchases permitted to be made by exchange. (See "EXCHANGE OF SHARES.") The reimbursement fees serve to offset costs incurred by the Portfolio when investing the proceeds from the sale of its shares. (See "VALUATION OF SHARES-Public Offering Price" for a more complete description of reimbursement fees.) The corresponding Master Fund charges a reimbursement fee to purchasers of shares equal to the reimbursement fee charged by the Portfolio as set forth above.

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                                                                              TOTAL
                                                                   SHAREHOLDER    OTHER      ANNUAL
          ANNUAL FUND OPERATING EXPENSES              MANAGEMENT   SERVICE FEE   EXPENSES   OPERATING
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)           FEE(1)         (2)         (3)      EXPENSES
---------------------------------------------------   ----------   -----------   --------   ---------
U.S. Large Company Portfolio K.....................      0.15%         0.25%       0.47%      0.87%
U.S. Large Cap Value Portfolio K...................      0.25%         0.25%       0.29%      0.79%
U.S. 4-10 Value Portfolio K........................      0.40%         0.25%       0.46%      1.11%
U.S. 6-10 Small Company Portfolio K................      0.35%         0.25%       0.41%      1.01%
DFA International Value Portfolio K................      0.40%         0.25%       0.37%      1.02%
Emerging Markets Portfolio K.......................      0.50%         0.25%       0.89%      1.64%
DFA One-Year Fixed Income Portfolio K..............      0.15%         0.25%       0.41%      0.81%
DFA Two-Year Global Fixed Income Portfolio K.......      0.15%         0.25%       0.47%      0.87%

------------------------

 (1) The "Management Fee" includes an investment advisory fee payable by the Master Fund and an administration fee payable by the Portfolio.

 (2) An amount up to 0.25% of the Portfolio's average net assets may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. Service agents may be paid directly by the Fund, or by the Fund through the Advisor in its capacity of providing administrative services.

 (3) "Other Expenses" are annualized estimates based on anticipated fees and expenses payable by both the Master Fund and the Portfolio through the fiscal year ending November 30, 2000.

EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the specified Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS
                                                              --------   --------
U.S. Large Company Portfolio K..............................    $ 89       $278
U.S. Large Cap Value Portfolio K............................    $ 81       $252
U.S. 4-10 Value Portfolio K.................................    $113       $353
U.S. 6-10 Small Company Portfolio K.........................    $103       $322
DFA International Value Portfolio K.........................    $104       $325
Emerging Markets Portfolio K................................    $216       $565
DFA One-Year Fixed Income Portfolio K.......................    $ 83       $259
DFA Two-Year Global Fixed Fund Income Portfolio K...........    $ 89       $278

    The Example summarizes the aggregate annual operating expenses of both the Portfolios and their corresponding Master Funds. Because the Portfolios are new, the Example is based on the Portfolios' anticipated expenses for their current fiscal year and does not extend over five- and ten-year periods.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 1999, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of each Master Fund (See "SECURITIES LOANS").

                                                                            PERCENTAGE
                                                                              OF NET
                                                              NET REVENUE     ASSETS
                                                              -----------   ----------
U.S. Large Company..........................................  $  115,000      0.01%
U.S. Large Cap Value........................................  $   57,000      0.00%
U.S. 4-10 Value.............................................  $   88,000      0.03%
U.S. 6-10 Small Company.....................................  $  688,000      0.12%
DFA International Value.....................................  $1,324,000      0.08%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    The Advisor serves as investment advisor to each Master Fund. Dimensional Fund Advisors Ltd. and DFA Australia Limited provide consulting services to the Advisor with respect to DFA International Value Portfolio K's Master Fund. The Advisor provides each Portfolio with certain administrative services. (See "MANAGEMENT OF THE FUNDS.")

DIVIDEND POLICY

PORTFOLIO/MASTER FUND                                          YEARLY    QUARTERLY   MONTHLY
---------------------                                         --------   ---------   --------
U.S. Large Company                                                           X
U.S. Large Cap Value                                                         X
U.S. 4-10 Value                                                  X
U.S. 6-10 Small Company                                          X
DFA International Value                                                      X
Emerging Markets                                                 X
DFA One-Year Fixed Income                                                               X
DFA Two-Year Global Fixed Income                                             X

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios (except the Emerging Markets Portfolio K) are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares. Shares of the Emerging Markets Portfolio K may be purchased at a public offering price that is equal to the net asset value of its shares, plus a reimbursement fee. The reimbursement fee is used to defray the costs associated with investment of the proceeds from the sale of its shares.

    The value of the shares issued by each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Unlike shares of money market funds, the shares of the Fixed Income Portfolios will tend to reflect fluctuations in interest rates because their corresponding Master Funds do not seek to stabilize the price of their shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

ELECTRONIC SHAREHOLDER INFORMATION

    The Portfolios are designed specifically for on-line investors, in order to keep costs to a minimum. A 401(k) plan or similar retirement plan, when opening an account, must consent to the acceptance of all shareholder information (prospectuses and annual and semi-annual reports) about the Portfolios through e-mail and access to the Portfolios' website at www.dfafunds.com. A plan may later revoke its consent by requesting paper versions of shareholder information (see "ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS").

                         U.S. LARGE COMPANY PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    U.S. Large Company Portfolio K seeks, as its investment objective, to approximate the investment performance of the S&P 500-Registered Trademark-Index, in terms of its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (the "U.S. Large Company Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500-Registered Trademark-Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500-Registered Trademark- Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index.

    The U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or to maintain cash liquidity. To the extent that this Master Fund invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P
500-Registered Trademark- Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares.

                 STANDARD & POORS--INFORMATION AND DISCLAIMERS

    Neither the U.S. Large Company Portfolio K nor the U.S. Large Company Series are sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company
Portfolio K or the U.S. Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio K or the U.S. Large Company Series particularly or the ability of the S&P 500-Registered Trademark- Index to track general stock market performance. S&P's only relationship to the U.S. Large Company Portfolio K and the U.S. Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500-Registered Trademark- Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company Portfolio K or the U.S. Large Company Series. S&P has no obligation to take the needs of the U.S. Large Company Portfolio K, the U.S. Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500-Registered Trademark- Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio K or the U.S. Large Company Series or the issuance or sale of shares of the U.S. Large Company Portfolio K or the U.S. Large Company Series or in the determination or calculation of the equation by which the U.S. Large Company Portfolio K or the U.S. Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio K or the U.S. Large Company Series.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             U.S. VALUE PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the U.S. Large Cap Value Portfolio K and U.S. 4-10 Value Portfolio K is to achieve long-term capital appreciation. These Portfolios will pursue their investment objectives by investing all of their assets in the U.S. Large Cap Value Series (the "Large Cap Value Series") and the U.S. 4-10 Value Series (the "4-10 Value Series") of the Trust, respectively. These Master Funds are collectively called the "U.S. Value Master Funds." Each of the U.S. Value Master Funds has the same investment objective and policies as its corresponding U.S. Value Portfolio. Ordinarily, each of the U.S. Value Master Funds will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, a company's shares will be considered to have a high book to market ratio and thus will be considered eligible for investment if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE.

    The Large Cap Value Series will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of U.S. operating companies whose shares are listed on the NYSE. The 4-10 Value Series will purchase common stocks of companies whose market capitalizations are equal to the market capitalizations of companies in the 4th through 10th deciles of those companies listed on the NYSE. With respect to the 9th and 10th deciles, the 4-10 Value Series may limit purchases of such common stocks to those times when it is advantageous to do so.

PORTFOLIO CONSTRUCTION

    The U.S. Value Master Funds will purchase securities that are listed on the principal U.S. national securities exchanges or traded on the over-the-counter market ("OTC"). Each of the U.S. Value Master Funds is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by each of the U.S. Value Master Funds is keyed to that security's market capitalization compared to all securities eligible for purchase. On not less than a semi-annual basis, the Advisor will calculate the book to market ratio necessary to determine those companies whose stock may be eligible for investment by each of the U.S. Value Master Funds.

    The Large Cap Value Series may sell portfolio securities when an issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by that Master Fund. The 4-10 Value Series may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by that Master Fund.

    In addition, the Large Cap Value Series may sell portfolio securities when their book to market ratios fall substantially below that of the security with the lowest such ratio that is then eligible for purchase by that Master Fund. The 4-10 Value Series may also sell portfolio securities in the same circumstances, however, it anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.

                      U.S. 6-10 SMALL COMPANY PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The U.S. 6-10 Small Company Portfolio K invests all of its assets in the U.S. 6-10 Small Company Series of the Trust (the "U.S. Small Company Series"), which has the same investment objective and policies as the Portfolio. Both the Portfolio and Master Fund have an investment objective to achieve long-term capital appreciation. The U.S. Small Company Series invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined solely on the basis of a company's market capitalization. Market capitalization will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.

    The U.S. Small Company Series will invest at least 80% of its assets in equity securities of U.S. small companies and will be structured to reflect reasonably the relative market capitalizations of its portfolio companies. References in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies listed on the NYSE. The Advisor believes that over the long term the investment performance of small companies is superior to large companies. Investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the U.S. Small Company Series, may participate indirectly in the investment performance of these companies through ownership of a Portfolio's stock.

    The U.S. Small Company Series will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") or traded OTC. The U.S. Small Company Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of its gross assets. Generally, it is the intention of the U.S. Small Company Series to acquire a portion of the common stock of an eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. In the future, the Master Fund may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the U.S. Small Company Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof, together with the value of all other illiquid investments, may not exceed 15% of the value of the Master Fund's net assets at the time of purchase.

PORTFOLIO CONSTRUCTION

    The U.S. Small Company Series is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the U.S. Small Company Series is keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if: (1) in the Advisor's judgment, the issuer is in extreme financial difficulty, (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (3) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will be excluded (except as part of a merger, consolidation or acquisition of assets).

    On a periodic basis, the Advisor will review the holdings of the U.S. Small Company Series and determine which, at the time of such review, are no longer considered small companies.

                      DFA INTERNATIONAL VALUE PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of DFA International Value Portfolio K is to achieve long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets.

    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Master Fund's assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, the Master Fund will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.

PORTFOLIO CONSTRUCTION

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Master Fund will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

    It is management's belief that the value stocks of large companies, over a long term, offer a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

                          EMERGING MARKETS PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Emerging Markets Portfolio K is to achieve long-term capital appreciation. The Emerging Markets Portfolio K invests all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Series seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts or American Depository Receipts.

    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. The Master Fund will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Master Fund may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Emerging Markets Series may not invest in all such companies or Approved Markets or achieve approximate market weights, for reasons that include constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the Master Fund's policy not to invest more than 25% of its assets in any one industry.

    Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities. Approved Market securities are defined to be: (1) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (2) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (3) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (4) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and
(5) Approved Markets equity securities in the form of depository shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series.

    As of the date of this Prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include, but are not limited to, Colombia, Czech Republic, India, Jordan, Republic of South Africa, Venezuela and Zimbabwe.

    The Emerging Markets Series may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but not less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.

    The Emerging Markets Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Emerging Markets Series to establish a wholly owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION

    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

    Even though a company's stock may meet the applicable market capitalization criterion for the Master Fund's criterion for investment, it may not be included for one or more reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Code). To this extent, the Advisor will exercise discretion and consideration which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500-Registered Trademark- Index). The Advisor will also exercise discretion in determining the allocation of investments between Approved Markets.

    It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in a Master Fund involves greater risk than including a large number of them.

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

    The investment objective of DFA One-Year Fixed Income Portfolio K is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The DFA One-Year Fixed Income Portfolio K invests all of its assets in the DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the United States, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Master Fund will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Master Fund's policy that the weighted average length of maturity of investments will not exceed one year. The Master Fund principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Master Fund will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

    The investment objective of DFA Two-Year Global Fixed Income Portfolio K is to maximize total returns consistent with preservation of capital. The DFA Two-Year Global Fixed Income Portfolio K invests all of its assets in the DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the

United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Master Fund will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.

    The Master Fund will acquire obligations which mature within two years from the date of settlement. Because many of the Master Fund's investments will be denominated in foreign currencies, the Master Fund will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Master Fund will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments that may be acquired by the One-Year Fixed Income and Two-Year Global Fixed Income Series (collectively, the "Fixed Income Master Funds").

                                                              PERMISSIBLE CATEGORIES:
                                                              -----------------------
One-Year Fixed Income Series................................          1-6, 8
Two-Year Global Fixed Income Series.........................            1-10

 1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds.

 2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including Fannie Mae, Federal Home Loan Bank and the Federal Housing Administration.

 3. CORPORATE DEBT OBLIGATIONS--Nonconvertible corporate debt securities (e.g., bonds and debentures that are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-l by S&P and dollar-denominated obligations of foreign issuers issued in the United States. If the issuer's commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

 4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

 5. COMMERCIAL PAPER--Rated, at the time of purchase, A-l or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

 6. REPURCHASE AGREEMENTS--Instruments through which the Fixed Income Master Funds purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the underlying securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. A Fixed Income Master Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of such

    Master Fund's total assets would be so invested. The Master Funds will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the underlying securities plus any accrued interest thereon so that they will at least equal the repurchase price.

 7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

 8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations, such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

 9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    The categories of investments that may be acquired by the Fixed Income Master Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    The Fixed Income Master Funds will invest more than 25% of their respective total assets in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. The Portfolios that invest in the Fixed Income Master Funds, the DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K, each have the same policy. This policy can only be changed by a vote of shareholders. Investments in the Fixed Income Master Funds will not be considered investments in the banking industry so that a Portfolio may invest all or substantially all of its assets in its respective Master Fund. When investment in such obligations exceeds 25% of the total net assets of any of the Fixed Income Master Funds, such Master Fund will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, each of the One-Year Fixed Income Series and the Two-Year Global Fixed Income Series is concentrating its investments in the banking industry.

    The types of bank and bank holding company obligations in which the Fixed Income Master Funds may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Master Fund's established credit rating criteria as stated under "Description of Investments." In addition, the Fixed Income Master Funds are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The Fixed Income Master Funds will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Fixed Income Master Funds will be chosen with a view to maximizing anticipated returns, net of trading costs.

PORTFOLIO TURNOVER

    The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Master Funds acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of either Fixed Income Master Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short-term instruments.

    The Two-Year Global Fixed Income Series engages in frequent trading of portfolio securities. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

                   PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS

    With respect to the Master Funds in which the Domestic and International Equity Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered appropriate holdings in light of the investment policy of each Portfolio.

                                SECURITIES LOANS

    All of the Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Master Fund. The value of securities loaned may not exceed 33% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. While the Portfolios are also authorized to lend portfolio securities, as long as the Portfolios only hold shares of their corresponding Master Funds, the Portfolios do not intend to lend those shares.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The portfolio structures of the Large Cap Value, 4-10 Value, U.S. Small Company and International Value Series involve market capitalization weighting. That is, their investment portfolios are market capitalization weighted. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase securities in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a Master Fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. With regard to the U.S. Small Company Series, a further deviation may occur due to investments in privately placed convertible debentures.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. (The 4-10 Value Series may limit purchases of common stocks in the 9th and 10th deciles to those times when it is advantageous to do so.) In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies whose stock is eligible for investment by each Master Fund. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                            MANAGEMENT OF THE FUNDS

    The Advisor serves as investment advisor to each Master Fund. As such, the Advisor is responsible for the management of each Master Fund's assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization may charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization. For the fiscal year ended November 30, 1999, each Master Fund paid advisory fees, as a percentage of its average net assets, as set forth below:

U.S. Large Company Series...................................  0.025%
U.S. Large Cap Value Series.................................  0.10%
U.S. 4-10 Value Series......................................  0.10%
U.S. 6-10 Small Company Series..............................  0.03%
International Value Series..................................  0.20%
Emerging Markets Series.....................................  0.10%
One-Year Fixed Income Series................................  0.05%
Two-Year Global Fixed Income Series.........................  0.05%

    The Portfolios and Master Funds bear all of their own costs and expenses, including: services of their independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund that are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Trust that are not allocable to a particular Master Fund are to be borne by each Master Fund on the basis of its relative net assets.

    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $34 billion. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") and beneficially owns 100% of DFA Australia Limited ("DFA Australia").

CONSULTING SERVICES--DFA INTERNATIONAL VALUE MASTER FUND AND EMERGING MARKETS
  MASTER FUND

    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Value and Emerging Markets Series.

SHAREHOLDER SERVICES

    Shareholder services (including recordkeeping, account maintenance and similar services) to 401(k) plan shareholders and their participants are provided by service providers who have a pre-existing contractual relationship with the plan shareholder(s). The Portfolios will pay such service providers up to 0.25% per annum of the average daily value of the shares held by the plan shareholders to which the service provider furnishes shareholder services. The total amount of shareholder service fees paid by each Portfolio will not exceed 0.25% of its average net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The policy of the U.S. 4-10 Value Portfolio K, U.S. 6-10 Small Company Portfolio K and Emerging Markets Portfolio K is to distribute substantially all of their net investment income, together with any net realized capital gains, in December of each year. Dividends from net investment income of U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K and DFA International Value Portfolio K are distributed quarterly, and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio K, and quarterly by DFA Two-Year Global Fixed Income Portfolio K. Any net realized capital gains of the Fixed Income Portfolios will be distributed annually after the end of the fiscal year.

    Shareholders of each Portfolio will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

              ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS

    The Portfolios are sold only to 401(k) plans and other similar retirement plans. In order to keep costs to the Fund to a minimum, a 401(k) plan sponsor or its agent, when opening an account, must consent to the acceptance of all shareholder information about the Portfolios in which the 401(k) plan invests through e-mail and access to the Portfolios' website at www.dfafunds.com. The 401(k) plan sponsor or its agent will be notified when a prospectus amendment or annual or semi-annual report has been made available on the Portfolios' website. Confirmations and monthly statements will initially be delivered on paper but may, in the future, be delivered electronically.

    The Portfolios may choose to deliver paper versions of shareholder information in certain circumstances at no extra cost to the plan. Currently, the SEC requires an investor in the Portfolios be offered the opportunity to revoke its consent to receive shareholder information (including prospectuses and annual and semi-annual reports) electronically. In order to revoke a prior consent, a 401(k) plan sponsor may call the Fund collect at (310) 395-8005, or write to the Fund at Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. After consent is revoked, the Fund will send the 401(k) plan a set of paper documents at no charge. If the SEC allows shareholders who have revoked their consent to be charged for paper delivery of shareholder information, the Fund may notify 401(k) plan sponsors or their agents that the Fund will charge a plan that has revoked its consent a fee of up to $15 per year, per set of copies delivered, to cover the costs of printing, shipping and handling paper versions of shareholder information available on the Portfolios' website.

    The Portfolios' website address is www.dfafunds.com. The current prospectus and recent shareholder reports of the Portfolios will be readily available for viewing and printing on the website.

                               PURCHASE OF SHARES

401(k) PLAN PARTICIPANT PURCHASE PROCEDURES

    Shares of the Portfolios are sold only to 401(k) plans and other similar retirement plans. Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

401(k) PLAN PURCHASE PROCEDURES

    A 401(k) plan may purchase shares of any Portfolio by having its service provider contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments by 401(k) plans are subject to approval of the Advisor, and a 401(k) plan's service provider must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment by a 401(k) plan and to suspend the offering of shares of any Portfolio to any 401(k) plan.

    "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed account registration form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to nonpayment, the 401(k) plan or its agent will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any 401(k) plan whose order is canceled, and such 401(k) plan may be prohibited or restricted in the manner of placing further orders.

    A 401(k) plan's service provider or other designee having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System, after having informed the Advisor of the proposed investment by telephone as described above, should then request the bank to transmit immediately available funds (Federal Funds) by wire to PNC Bank, N.A. for the account of Dimensional Investment Group Inc. (specify Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor.

    Payment of the total amount due should be made in U.S. dollars. Subject to approval by the Advisor, payment may be made in any freely convertible currency and the necessary foreign exchange transactions will be arranged on behalf of, and at the expense of, the applicant. Applicants settling in any currency other than U.S. dollars are advised that a delay in processing a purchase or redemption may occur to allow for currency conversion.

    401(k) plans that are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the corresponding Master Funds or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the DFA International Value Series, Emerging Markets Series and DFA Two-Year Global Fixed Income Series are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies to be exchanged which are accepted by the Fund and Portfolio shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value K, Emerging Markets K or DFA Two-Year Global Fixed Income K Portfolios with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund in which the Portfolio invests and current market quotations are readily available for such securities;
(2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the respective Portfolio's or Master Fund's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by the Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the Master Funds, except for the Fixed Income Master Funds, value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees. The net asset values per share of the DFA International Value Series, Emerging Markets Series and Two-Year Global Fixed Income Series are expressed in U.S. dollars by translating the net assets of each Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.

    The value of the shares of the Fixed Income Master Funds will tend to fluctuate with interest rates because, among other factors, unlike money market funds, the Fixed Income Master Funds do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. In addition, changes in the creditworthiness of an issuer may affect the value of its debt and thus, a Fixed Income Master Fund's net asset value. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Master Funds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Master Funds and their corresponding Portfolios. If events which materially affect the value of the investments of a Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series and Emerging Markets Series own securities that are primarily listed on foreign exchanges which may trade on days when the Master Funds and Portfolios do not price their shares, the net asset values of the DFA International Value Portfolio and Emerging Markets Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

    Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, the Emerging Markets Series might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that the Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees of the Master Fund, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund is determined each day as of such close.

PUBLIC OFFERING PRICE

    Provided that PFPC Inc., the Fund's transfer agent, or the service agent designated under a 401(k) plan has received the investor's instructions in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the custodian. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

    It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Portfolio K are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Portfolio K and is paid to the Portfolio and used by it to defray such costs. Such costs include brokerage commissions on listed securities and imputed commissions on OTC securities. Reinvestments of dividends and capital gains distributions paid by the Portfolio and in-kind investments are not subject to a reimbursement fee. (See "PURCHASE OF SHARES--In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The Emerging Markets Master Fund charges a reimbursement fee equal to that charged by the Portfolio.

    The public offering price of shares of the other Portfolios described in this prospectus is the net asset value thereof next determined after the receipt of the investor's funds by the custodian, provided that the service agent has received appropriate instruction in the form required by such service agent; no sales charge or reimbursement fee is imposed.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under an employer's 401(k) plan, plan participants may exchange shares of one Portfolio described in this prospectus for shares in one or more of the other Portfolios described in this prospectus by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact your employer or the service agent of your plan for further information.

                              REDEMPTION OF SHARES

401(k) PLAN PARTICIPANT REDEMPTION PROCEDURE

    A participant in a 401(k) plan who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under the 401(k) plan in the form required by such service agent. The service agent will adopt procedures approved by Fund management for transmitting redemption orders.

401(k) PLAN REDEMPTION PROCEDURE

    A 401(k) plan that desires to redeem shares of a Portfolio must furnish a redemption request to the Fund. Each Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request in good order by PFPC Inc. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    A 401(k) plan redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a 401(k) plan may request overnight delivery of such check at the plan's own expense. If the proceeds are wired to the plan's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the plan's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The DFA International Value Portfolio K, Emerging Markets Portfolio K and DFA Two-Year Global Fixed Income Portfolio K reserve the right to redeem their shares in the currencies in which their corresponding Master Funds' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities and converting currencies which were received in payment of redemptions. Also, the value of the securities may be affected by currency exchange fluctuations.

                          THE MASTER-FEEDER STRUCTURE

    Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, the Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.

Moreover, a distribution in kind by the Master Fund corresponding to the U.S. 6-10 Small Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 4-10 Value, U.S. Large Cap Value and DFA International Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                                     CUSTODIAN

         DIMENSIONAL FUND ADVISORS INC.                          PFPC TRUST COMPANY
          1299 Ocean Avenue 11th Floor                          400 Bellevue Parkway
             Santa Monica, CA 90401                             Wilmington, DE 19809
             Tel. No. (310) 395-8005

             INDEPENDENT ACCOUNTANTS                  ACCOUNTING SERVICES, DIVIDEND DISBURSING
           PRICEWATERHOUSECOOPERS LLP                            AND TRANSFER AGENT
           200 East Las Olas Boulevard                                PFPC INC.
                   Suite 1700                                   400 Bellevue Parkway
            Ft. Lauderdale, FL 33301                            Wilmington, DE 19809

                                           LEGAL COUNSEL
                               STRADLEY, RONON, STEVENS & YOUNG, LLP
                                     2600 One Commerce Square
                                    Philadelphia, PA 19103-7098

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and the Portfolios in the Fund's Statement of Additional Information ("SAI"). You can find more information about the Trust and the Master Funds in the Trust's Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Master Funds in their last fiscal year. The Portfolios are new so the Fund's reports do not yet include any information about them.

TO OBTAIN DOCUMENTS:

-  Access them on the Fund's web site at www.dfafunds.com.

- If you represent a 401(k) plan sponsor or other qualifying retirement plan, call collect at (310) 395-8005.

-  Access them on the SEC's Internet site at http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington, D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067